Exhibit 10.25

24CAPITAL
FUNDING IN 24HRS OR LESS

FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT (IP)

This agreement ("Agreement"), dated 03/05/2021 , between 24 Capital ("Purchaser") and the seller(s) listed herein (collectively, the "Seller") (all capitalized terms shall have the meanings ascribed to them below):

Merchants legal name: PARADIGM CONVERGENCE TECHNOLOGIES CORPORATION **and all entities listed on Addendum 7**
D/B/A: PARADIGM CONVERGENCE TECHNOLOGIES
Business Entity: CORPORATION **Business EIN Number:** 45-5442199
Physical Address: 4235 COMMERCE ST **Merchant S.S. Number:** 093-32-7928
City: LITTLE RIVER **State:** SC **Zip:** 29566
Mailing Address: 4235 COMMERCE ST
City: LITTLE RIVER **State:** SC **Zip:** 29566

Purchase Price	Receipts Purchased	Fees	Net Funding	Specified %	Scheduled Remit
$ 376,000.00	$ 522,640.00	$ 15,040.00	$ 360,960.00	25%	$ 2,999.14

*Accurate contact information is required to provide the Seller with important information regarding the Agreement. Concurrently with the execution of this Agreement by Seller, and as condition to the effectiveness hereof, Seller has caused the Personal Guarantee of Performance in the form attached hereto as "Addendum 3" (Addendum 3 : Personal Guaranty of Performance (IP)) to be signed and delivered to PURCHASER by the following Owner(s)/Guarantor(s) of Seller.
**Furthermore, in the event the Seller and/or Guarantor are comprised of more than one entity and/or individuals, then ALL such entities and/or individuals, respectively, shall sign the Addendum to this Agreement in the form attached hereto as "Addendum 7" (Addendum 7 : Multiple Entities (IP)).
***WHEREAS Seller is desirous to sell to PURCHASER, and PURCHASER is desirous to purchase from Seller a Specified Percentage of the Seller's Future Receipts, but only on the terms and conditions set forth in this Agreement.
****This Agreement shall be owned and serviced by Fundersapp, LLC.

SELLER # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO
Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367
(Title) : OWNER Signature DocuSigned by: Gary Grieco F7552187A032478...

SELLER # 2 (Print)
By (First Name) : ____ **(Last Name) :** ____
Email : ____ **Business Phone :** ____
(Title) : ____ Signature ____

OWNER/GUARANTOR # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO
Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367
(Title) : OWNER Signature DocuSigned by: Gary Grieco F7552187A032478...

OWNER/GUARANTOR # 2 (Print)
By (First Name) : ____ **(Last Name) :** ____
Email : ____ **Business Phone :** ____
(Title) : ____ Signature ____

Owner(s)/Guarantor(s) Initials [DS GG ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT (IP)

NOW, THEREFORE, for good and valuable consideration, the mutual receipts and sufficiency of which is hereby acknowledged by both parties, PURCHASER and Seller hereby agree to the foregoing and as follows:

1. BASIC TERMS AND DEFINITIONS.

a. "Effective Date" shall mean the later of: (i) the date set forth in the preamble to this Agreement, and (ii) the date when PURCHASER paid the Purchase Price to Seller.

b. "Specified Percentage" shall mean 25% of each and every sum from sale made by Seller of Future Receipts.

c. "Future Receipts" shall mean, collectively, all of Seller's receipts of monies for the sale of its goods and services that monies shall be paid and delivered to Seller by Seller's customers and/or other vendees after the Effective Date of this Agreement; which payments or deliveries of monies can be made in the form of cash, check, credit, charge, or debit card, ACH or other electronic transfer or any other form of monetary payment and/or pecuniary benefit received by Seller.

d. "Daily Receipts" shall mean the amount of Future Receipts received by Seller on a daily basis.

e. "Purchased Amount" shall mean the total amount of the Specified Percentage of the Future Receipts that Seller shall be under obligation to deliver and pay over to PURCHASER pursuant to this Agreement. The parties agree that the Purchased Amount shall be $ 522,640.00.

f. "Purchase Price" shall mean the total amount that PURCHASER agrees to pay for the Purchased Amount. Note that the amount that Seller will actually receive from PURCHASER pursuant to this Agreement will be less than the Purchase Price by the total sum of the Applicable Fees, Prior Balance and the Origination Fee, if any, as set forth in subparagraphs i., j. and k. below. The parties agree that the Purchase Price shall be $ 376,000.00.

g. "Scheduled Remittance" shall mean the fixed amount that Seller and PURCHASER agree to be a good faith approximation of the Specified Percentage of Seller's Daily Future Receipts. Seller and PURCHASER further agree that, based upon the information provided by Seller to PURCHASER concerning Seller's most recent accounts receivables, including representations by the Seller to PURCHASER regarding the Seller's estimated Future Receipts, and subject to Seller's right of adjustment/reconciliation set forth in this Agreement, as of the Effective Date the Scheduled Remittance shall be _ $ 2,999.14. In the event, a Schedule Remittance is due on a banking holiday in which Purchaser's ACH processor does not process payments, Purchaser may schedule an additional ACH payment on the business day immediately prior to the banking holiday or on the business day immediately following the banking holiday.

h. "Workday" shall mean Monday through Friday except on days when banking institutions are closed for the holidays and do not process ACH payments.

i. "Applicable Fees" shall mean, collectively, all initial costs and fees that Seller agrees to pay to PURCHASER as consideration for agreeing to enter into this Agreement and that are described in Section 17 of this Agreement. The total sum of the Applicable Fees will be deducted from the Purchase Price prior to delivering it to Seller pursuant to Seller's authorization set forth in Rider 1 to this Agreement, provided nevertheless that such deduction shall not be deemed to reduce the agreed upon Purchase Price.

j. "Prior Balance" shall mean the sum of all amounts that Seller may owe to PURCHASER and/or third party(s) as of the Effective Date of this Agreement. The Prior Balance, if any, is described in Section 18 of this Agreement and will be deducted from the Purchase Price prior to delivering it to Seller pursuant to Seller's authorization set forth in Rider 2 to this Agreement, provided nevertheless that such deduction shall not be deemed to reduce the agreed upon PurchasePrice.

k. "Origination Fee" shall mean the fee that Seller and a Broker have agreed to in conjunction with brokering this Agreement, which amount Seller authorizes PURCHASER to withhold from the Purchase Price and pay to said Broker. The Origination Fee, if any, is described in Section 19 of this Agreement and will be deducted from the Purchase Price prior to delivering it to Seller pursuant to Seller's authorization set forth in Rider 3 to this Agreement, provided nevertheless that such deduction shall not be deemed to reduce the agreed upon Purchase Price.

l. "Net Funding" shall mean the amount deposited into the merchant's account after "Origination Fees" are deducted from the "Purchase Price".

m. In the event "Seller" is comprised of more than one entity, then:

i. The term "Seller" shall mean, individually and collectively, all such entities; and

ii. Each Seller is an "Affiliate" of all other Seller(s). The term "Affiliate" shall mean an entity or an individual that (1) controls, (2) is under the "Control", or (3) is under common Control with the entity or individual in question.

iii. The term "Control" shall mean direct or indirect ownership of more than 50% of the outstanding voting stock of a corporation or other majority equity interest if not a corporation and the possession of power to direct or cause the direction of the management and policy of such corporation or other entity, whether through ownership of voting securities, by stature, or by contract; and

Owner(s)/Guarantor(s) Initials [GG ______]

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FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT (IP)

iv. The representations, warranties, covenants, obligations, and liabilities of each Guarantor shall be joint and several under this Agreement and the Guaranty; and
v. The liability of each Guarantor under this Agreement and the Guaranty shall be direct and immediate and shall not be conditional or contingent upon the pursuance of any remedies against any other person or entity; and
vi. The terms "Specified Percentage", "Future Receipts", "Daily Receipts", "Initial Daily Installment" shall mean the Specified Percentage, the Future Receipts and the Daily Receipts of each Seller individually; and
vii. PURCHASER may pursue its rights and remedies under this Agreement against any one or any number of entities that constitute Seller without obligation to assert, prosecute or exhaust any remedy or claim against any other Seller or any Guarantor.

n. In the event "**Guarantor**" is comprised of more than one individual, then:
i. The term "Guarantor" shall mean, individually and collectively, all such individuals; and
ii. Each Guarantor is an Affiliate of all other Guarantor(s); and
iii. The representations, warranties, covenants, obligations, and liabilities of each Guarantor shall be joint and several under this Agreement and the Guaranty; and
iv. The liability of each Guarantor under this Agreement and the Guaranty shall be direct and immediate and shall not be conditional or contingent upon the pursuance of any remedies against any other person or entity; and
v. PURCHASER may pursue its rights and remedies under this Agreement and/or Guaranty against any one or any number of individuals that constitute Guarantor without obligation to assert, prosecute or exhaust any remedy or claim against any other Guarantor or any Seller.

2. The Term. This Agreement for the purchase and sale of Future Receipts does not have a fixed duration or term. Subject to the provisions of Sections 10-13 hereof, the term of this Agreement shall commence on the Effective Date and expire on the date (the "Expiration Date") when the Purchased Amount and all other sums due to PURCHASER pursuant to this Agreement are received by PURCHASER in full.
3. Sale of Purchased Future Receipts. Seller hereby sells, assigns, transfers and conveys (hereinafter, the "Sale") unto PURCHASER all of Seller's right, title and interest in to the Specified Percentage of the Future Receipts until the Purchased Amount shall have been delivered by Seller to PURCHASER (hereinafter, the portion of the Future Receipts sold by Seller to PURCHASER pursuant to this Agreement, the "Purchased Future Receipts"); to have and hold the same unto PURCHASER, its successors and assigns, forever. This Sale of the Purchased Future Receipts is made without express or implied warranty to PURCHASER of collectability of the Purchased Future Receipts by PURCHASER and without recourse against Seller and/or Guarantor(s), except as specifically set forth in this Agreement. By virtue of this Agreement, Seller transfers to PURCHASER full and complete ownership of the Purchased Future Receipts and Seller retains no legal or equitable interest therein.
4. Payment of Purchase Price. In consideration of the sale by Seller to PURCHASER of the Purchased Future Receipts pursuant to this Agreement, PURCHASER agrees to pay to Seller the Purchase Price; the amount of the Purchase Price (reduced by the Applicable Fees, Prior Balance, and Origination Fee, if any) shall be delivered to Seller after execution of this Agreement.
5. Use of Purchase Price. Seller hereby acknowledges that it fully understands that: (i) PURCHASER's ability to collect the Purchased Amount (or any portion thereof) is contingent upon Seller's continued operation of its business and successful generation of the Future Receipts until the Purchased Amount is delivered to PURCHASER in full; and (ii) that in the event of decreased efficiency or total failure of Seller's business PURCHASER's receipt of the full or any portion of the Purchased Amount may be delayed indefinitely. Based upon the forgoing, Seller agrees to use the Purchase Price exclusively for the benefit and advancement of Seller's business operations and for no other purpose.
6. Initial Daily Installments of Purchased Amount. The Purchased Amount shall be delivered by Seller to PURCHASER daily in the amount of the Initial Daily Installment on each Workday commencing on the Effective Date and ending on the Expiration Date. In the event, a Schedule Remittance is due on a banking holiday in which Purchaser's ACH processor does not process payments, Purchaser may schedule an additional ACH payment on the business day immediately prior to the banking holiday or on the business day immediately following the banking holiday.
7. Approved Bank Account and Credit Card Processor. During the term of this Agreement, Seller shall: (i) deposit all Future Receipts into one (and only one) bank account which bank account shall be acceptable and preapproved by PURCHASER (the "Approved Bank Account"), (ii) use one (and only one) credit card processor which processor shall be acceptable and preapproved by PURCHASER (the "Approved Processor") and (iii) deposit all credit card receipts into the Approved Bank Account. In the event the Approved Bank Account or Approved Processor shall become unavailable or shall cease providing services to Seller during the term of this Agreement, prior to the first date of such unavailability or cessation of services, Seller shall arrange for another Approved Bank Account or Approved Processor, as the case may be.

Owner(s)/Guarantor(s) Initials [GG ______]

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FUNDING IN 24HRS OR LESS

FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT (IP)

8. **Authorization to Debit Approved Bank Account**. Seller hereby authorizes PURCHASER to initiate electronic checks or ACH debits from all Approved Bank Account(s) (which as of the Effective Date of this Agreement can be any of the account(s) listed on the ACH Addendum) in the amount of the Initial Daily Installment on each Workday commencing on the Effective Date until PURCHASER receives the full Purchased Amount.

**Seller shall provide PURCHASER with all access code(s) for all Approved Bank Account(s), this authorization is to remain in full force and effect until PURCHASER receives written notification from Seller of its termination in such time and in such manner to afford PURCHASER a reasonable opportunity to act on it; provided, however, that revocation of this authorization prior to remittance of the balance under the Agreement shall constitute a breach thereunder, subject to Sections 10-13 herein.

9. **Fees Associated with Debiting Approved Bank Account**. It shall be Seller's exclusive responsibility to pay to its banking institution and/or PURCHASER's banking institution directly (or to compensate PURCHASER, in case it is charged) all fees, charges and expenses incurred by either Seller or PURCHASER due to rejected electronic checks or ACH debit attempts, overdrafts or rejections by Seller's banking institution of the transactions contemplated by this Agreement, including without limitation a $35.00 charge per bounced or rejected ACH debit.

10. **Seller's Right for Reconciliation**. Seller and PURCHASER each acknowledges and agrees that:
   a. If at any time during the term of this Agreement Seller will experience unforeseen decrease or increase in its Daily Receipts, Seller shall have the right, at its sole and absolute discretion, but subject to the provisions of Section 11 below, to request retroactive reconciliation of the Initial Daily Installments for one (1) full calendar month immediately preceding the day when such request for reconciliation is received by PURCHASER (each such calendar month, a "Reconciliation Month").
   b. Such reconciliation (the "Reconciliation") of the Seller's Initial Daily Installment for a Reconciliation Month shall be performed by PURCHASER within five (5) Workdays following its receipt of the Seller's request for Reconciliation by either crediting or debiting the difference back to, or from, the Approved Bank Account so that the total amount debited by PURCHASER from the Approved Bank Account during the Reconciliation Month at issue is equal to the Specific Percentage of the Future Receipts that Seller collected during the Reconciliation Month at issue.
   c. One or more Reconciliation procedures performed by PURCHASER may reduce or increase the effective Initial Daily Installment amount during the Reconciliation Month in comparison to the one set forth in Section 1 of this Agreement, and, as the result of such reduction, the term of this Agreement during which PURCHASER will be debiting the Approved Bank Account may get shortened or extended indefinitely.

11. **Request for Reconciliation Procedure**.
   a. It shall be Seller's sole responsibility and the right hereunder to initiate Reconciliation of Seller's actual Initial Daily Installments during any Reconciliation Month by sending a request for Reconciliation to PURCHASER.
   b. Any such request for Reconciliation of the Seller's Scheduled Remittances for a specific Reconciliation Month shall be in writing, shall include a copy of Seller's bank statement and credit card processing statements for the Reconciliation Month at issue, and shall be received by PURCHASER via email to customerservice@fundersapp.com, with the subject line "REQUEST FOR RECONCILIATION," within five (5) Workdays after the last day of the Reconciliation Month at issue (time being of the essence as to the last day of the period during which such demand for Reconciliation shall be received by PURCHASER).
   c. PURCHASER's receipt of Seller's request for Reconciliation after the expiration of the five (5) Workday period following the last day of the Reconciliation Month for which such Reconciliation is requested nullifies and makes obsolete Seller's request for Reconciliation for that specific Reconciliation Month.
   d. Seller shall have the right to request Reconciliation as many times during the term of this Agreement as it deems proper, and PURCHASER shall comply with each such request, provided that:
      i. Each such request is made in accordance with the terms of this Section 11; and
      ii. If a request for Reconciliation is made after the expiration of the term of this Agreement and, as the result of such Reconciliation, the total amount actually debited by PURCHASER from the Approved Bank Account will become less than the Purchased Amount, then and in such event the term of this Agreement shall automatically be extended until the time when the total amount actually debited from Approved Bank Account pursuant to this Agreement shall become equal to the Purchased Amount.
   e. Nothing set forth in Sections 10 or 11 of this Agreement shall be deemed to: (i) provide Seller with the right to

Owner(s)/Guarantor(s) Initials [DS GG ______ ______]

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interfere with PURCHASER's right and ability to debit the Approved Bank Account while the request for Reconciliation of Seller's receipts is pending or until the Purchased Amount is collected by PURCHASER in full, or (ii) modify the amount of the Initial Daily Installment for any calendar month during the term of this Agreement other than during the Reconciliation Month(s) as the result of the Reconciliation.

12. **Adjustment of the Initial Daily Installment**. Seller and PURCHASER each acknowledge and agree that:

a. If at any time during the term of this Agreement Seller experiences a steady decrease in its Daily Receipts, Seller shall have the right, at its sole and absolute discretion, but subject to the provisions of Section 13 below, to request modification ("Adjustment") of the amount of the Initial Daily Installment that Seller is obligated to deliver daily to PURCHASER in accordance with the provisions of Section 6 above. Such Adjustment shall become effective as of the date it is granted and the new adjusted amount of the Initial Daily Installment (the "Adjusted Daily Installment") shall replace and supersede the amount of the Initial Daily Installment set forth in Section 1 above.

b. The Adjustment of the Initial Daily Installment shall be performed by PURCHASER within five (5) Workdays following its receipt of the Seller's request for Adjustment by modifying the amount of the Initial Daily Installment that shall be debited from the Approved Bank Account until the Purchased Amount is paid in full. Notwithstanding anything to the contrary set forth in Sections 12 and 13 hereof, no Adjustment shall take place until and unless Reconciliation for at least one (1) Reconciliation Month takes place resulting in the reduction of the total amount debited from Seller's Approved Bank Account during the Reconciliation Month by at least fifteen percent (15%) in comparison to the amount that would have been debited during that month without Reconciliation.

c. One or more Adjustments performed by PURCHASER may substantially extend the term of this Agreement.

13. **Request for Adjustment Procedure.**

a. It shall be Seller's sole responsibility and the right to initiate the Adjustment by sending a request for Adjustment to Purchaser.

b. A request for Adjustment (an "Adjustment Request") shall be in writing, and shall include copies of: (i) Seller's last three (3) consecutive bank statements of the Approved Bank Account and credit card processing statements immediately preceding the date of PURCHASER's receipt of the Adjustment Request, and (ii) Seller's bank statements and credit card processing statements previously provided by Seller to PURCHASER based upon which statements the amount of the Initial Daily Installment set forth in Section 1 above (or the then current Adjusted Daily Installment, as the case may be) was determined, and shall be received by PURCHASER by email at customerservice@fundersapp.com, with the subject line "REQUEST FOR ADJUSTMENT," within five (5) Workdays after the date that is the later of (i) the last day of the latest bank statement enclosed with the Adjustment Request and (ii) the last date of the latest credit card processing statement enclosed with the Adjustment Request (time being of the essence as to the last day of the period during which an Adjustment Request shall be received by PURCHASER).

c. PURCHASER's receipt of a Seller's Adjustment Request after the expiration of the above referenced five (5) Workday period nullifies and makes obsolete such Adjustment Request.

d. Seller shall have the right to request Adjustment of the Initial Daily Installment, or the Adjusted Daily Installment (as the case may be), as many times during the term of this Agreement as it deems proper, and PURCHASER shall comply in good faith with such request, provided that:
   i. Each such request for Adjustment is made in accordance with the terms of this Section 13;and
   ii. A request for Adjustment shall not be made after the Expiration Date.

e. Nothing set forth in Sections 12 or 13 of this Agreement shall be deemed to provide Seller with the right to (i) interfere with PURCHASER's right and ability to debit the Approved Bank Account while the request for Adjustment is pending or until the Purchased Amount is collected by PURCHASER in full or (ii) request Adjustment retroactively for the portion of the term of this Agreement preceding the date of an Adjustment Request.

14. **Seller's Right to Accelerate Remittance of the Outstanding Portion of the Purchased Amount of Future Receipts ("Outstanding PAFR").**

a. Notwithstanding anything to the contrary set forth in this Agreement, Seller shall have the right, at any time after receipt from PURCHASER of the Purchase Price, and upon obtaining PURCHASER's prior written consent, to accelerate delivery to PURCHASER of the then undelivered portion of the Purchased Amount of Future Receipts (such amount, the "Outstanding PAFR"). The delivery of the Outstanding PAFR shall be governed by the following subparagraphs.

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b. The Outstanding PAFR can only be delivered in full and not partially.

c. Seller shall request the right to accelerate the delivery of the Outstanding PAFR by notifying PURCHASER to that effect; provided that such notice shall be in writing (an email delivery shall be deemed acceptable) and shall contain the information on the source(s) of the funds to be used for delivery of the Outstanding PAFR and on the approximate date of such delivery.

d. PURCHASER shall respond to Seller's request within three (3) Workdays from the date of its receipt by PURCHASER.

e. In its response to Seller's request, PURCHASER shall indicate the exact amount of the Outstanding PAFR as of the date of its delivery by Seller.

f. As of the date agreed upon as between PURCHASER and Seller, Seller shall deliver to PURCHASER the full amount of the Outstanding PAFR (such date, the "Accelerated Delivery Date").

g. Under no circumstances shall Seller suspend or modify, or cause to be suspended or modified, the delivery to PURCHASER of the Initial Daily Installments prior to the delivery of the Outstanding PAFR to PURCHASER.

h. Upon delivery of the Outstanding PAFR to PURCHASER in compliance with the provisions of this Section 14, Seller's obligations to PURCHASER pursuant to this Agreement shall be deemed completed and fulfilled.

15. **Rights and Obligations of PURCHASER Upon Receipt of the Outstanding PAFR.** Upon receipt of the full amount of the outstanding (PARF):

a. PURCHASER shall notify the Approved Bank Account and request from it to stop transferring Initial Daily Installments to PURCHASER's bank account.

b. If PURCHASER shall have received one or more Initial Daily Installment (or Adjusted Daily Installment, as the case may be) after the Accelerated Delivery Date (due to the Approved Bank's delay in processing PURCHASER's request described in subparagraph (a) above or for any other reason), PURCHASER shall immediately do one of the two following things (but not both):

  i. Return to Seller the total sum of the Initial Daily Installments (or the Adjusted Daily Installments, as the case may be) received by PURCHASER after the date of delivery of the Outstanding PAFR to PURCHASER; or

  ii. Apply the total sum of the Initial Daily Installments (or the Adjusted Daily Installments, as the case may be) received by PURCHASER after the Accelerated Delivery Date toward Seller's outstanding financial obligations to PURCHASER existing as of the Accelerated Delivery Date for reasons unrelated to this Agreement (if any).

  iii. By way of example, if as of the Accelerated Delivery Date, Seller and PURCHASER would be parties to a another future receivables sale and purchase agreement in connection with a portion of Seller's Future Receipts that is not subject to this Agreement (such agreement, an "Unrelated Future Agreement"), then and in such event PURCHASER may, in its sole and absolute discretion, apply the sum of the Initial Daily Installments (or the Adjusted Daily Installments, as the case may be) received by PURCHASER after the Accelerated Delivery Date pursuant to this Agreement toward fulfilling Seller's obligations to PURCHASER pursuant to the Unrelated Future Agreement.

c. Seller acknowledges and agrees that PURCHASER shall have the right to apply the total sum of the Initial Daily Installments (or Adjusted Daily Installments, as the case may be) received by PURCHASER after the Accelerated Delivery Date toward Seller's outstanding financial obligations to PURCHASER existing as of the Accelerated Delivery Date for reasons unrelated to this Agreement (if any) in exchange for, and as an adequate and sufficient consideration for, PURCHASER granting Seller the right to accelerate the payment of the Purchased Amount of Future Receipts.

16. **Risk Sharing Acknowledgments and Arrangements.**

a. Seller and PURCHASER each hereby acknowledges and agrees that:

  i. The Purchased Future Receipts represent a portion of Seller's Future Receipts.

  ii. This Agreement consummates the sale of the Purchased Future Receipts at a discount, not the borrowing of funds by Seller from PURCHASER. PURCHASER does not charge Seller and will not collect from Seller any interest on the monies used by PURCHASER for the purchase of the Purchased Future Receipts. The period of time that it will take PURCHASER to collect the Purchased Amount is not fixed, is unknown to both parties as of the Effective Date of this Agreement and will depend on how well or not well Seller's business will be performing following the Effective Date. As an extreme example, in the event Seller's business ceases to exist after PURCHASER's purchase of the Purchased Future Receipts as a result of a drying up of revenues for reasons

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outside Seller's control, PURCHASER may never collect all or a substantial portion of the Purchased Future Receipts and will never recover the moneys it spent on such purchase.

iii. The amount of the Initial Daily Installment set forth in Section 1 of this Agreement is calculated based upon the information concerning an average amount of Daily Receipts collected by Seller's business immediately prior to the Effective Date of this Agreement, as well as representations regarding the Seller's estimated Future Receipts, which information was provided by the Seller to PURCHASER.

iv. The amounts of Seller's future Daily Receipts may increase or decrease over time.

v. If, based upon the Reconciliation and/or the Adjustment procedures described above, it will be determined that the actual daily amounts of the Specified Percentage of the Future Receipts get reduced in comparison to the amount of the Initial Daily Installment as of the Effective Date set forth in Section 1 of this Agreement, and in comparison to the amount that both Seller and PURCHASER may have anticipated or projected because Seller's business has slowed down, or if the full Purchased Amount is not remitted because Seller's business went bankrupt or otherwise ceased operations in the ordinary course of business (but not due to Seller's willful or negligent mishandling of its business or due to Seller's failure to comply with its obligations under this Agreement), Seller would not be in breach of or in default under this Agreement.

b. PURCHASER agrees to purchase the Purchased Future Receipts knowing the risks that Seller's business may slow down or fail, and PURCHASER assumes this risk based exclusively upon the information provided to it by Seller and related to the business operations of Seller's business prior to the date hereof, and upon Seller's representations, warranties and covenants contained in this Agreement that are designed to give PURCHASER a reasonable and fair opportunity to receive the benefit of its bargain. Furthermore, PURCHASER hereby acknowledges and agrees that Seller shall be excused from performing its obligations under this Agreement in the event Seller's business ceases its operations exclusively due to the following reasons (collectively, the "Valid Excuses"):

i. adverse business conditions that occurred for reasons outside Seller's control and not due to Seller's willful or negligent mishandling of its business;

ii. loss of the premises where the business operates (but not due to Seller's breach of its obligations to its landlord), provided however that Seller does not continue/ resume business operations at another location;

iii. bankruptcy of Seller with a loss of receivables; and/or

iv. natural disasters or similar occurrences beyond Seller's control.

c. PURCHASER reserves the right to apply amounts received by it under this Agreement to any fees or other charges due to PURCHASER from Seller prior to applying such amounts to reduce the outstanding amount of the Purchased Amount. Any ACH payments and/or payments which clear after the Effective Date of this Agreement shall be applied to the balance hereunder.

d. Seller and PURCHASER agree that the Purchase Price is paid to Seller in consideration for the acquisition of the Purchased Future Receipts and that payment of the Purchase Price by PURCHASER is not intended to be, nor shall it be construed as, a loan from PURCHASER to Seller that requires absolute and unconditional repayment on a maturity date. To the contrary, PURCHASER's ability to receive the Purchased Amount pursuant to this Agreement, and the date when the Purchased Amount is delivered to PURCHASER in full (if ever) are subject to and conditioned upon performance of Seller's business. If, nevertheless, a court having jurisdiction over this Agreement and the parties hereto shall have determined that PURCHASER has charged or received interest hereunder in excess of the highest rate allowed by law, then the rate of such interest received by PURCHASER shall automatically be reduced to the maximum rate permitted by applicable law and PURCHASER shall promptly refund to Seller any interest received by PURCHASER in excess of the maximum lawful rate.

17. **Prior Balance.** Seller acknowledges that the Applicable Fees were agreed upon between Seller and PURCHASER prior to Seller entering into this Agreement, were subject to arm-length negotiation between PURCHASER and Seller, and a detailed list of the Applicable Fees is set forth in Rider 1 of this Agreement, which is attached hereto and made a part hereof.

18. **Prior Balance.** Seller represents and warrants that Rider 2, which is attached hereto and made a part hereof, contains true and correct information as to the name(s) of Seller's creditors and the amounts that Seller owes each of those creditors as of the Effective Date (and these amounts being a portion of the Prior Balance), and that as of the date hereof there are no creditors of Seller which may otherwise encumber the Purchased Future Receipts other than those listed in Rider 2. Seller indemnifies and holds harmless PURCHASER for any and all damages and losses (including without

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limitation legal fees and expenses) incurred by PURCHASER as the result of such representation being untrue, incorrect or incomplete.

19. **Origination Fee**. To the extent that Seller has agreed to a broker fee with a third-party broker with respect to this Agreement (which is not a party hereto), Seller hereby requests and agrees for PURCHASER to withhold from the Purchase Price, and pay to the third-party broker associated with this Agreement, the Origination Fee contained in Rider 3, which is attached hereto and made a part hereof.
20. **No Reduction of Purchase Price**. Seller hereby: (i) agrees to pay the Applicable Fee, the Prior Balance and the Origination Fee (the sum of those, hereinafter, the "Closing Costs") in full; (ii) hereby authorizes PURCHASER to apply a portion of the Purchase Price due to Seller pursuant to this Agreement toward satisfaction of Seller's obligation to pay the Closing Costs by deducting the amount of the Agreement Fees from the Purchase Price prior to delivering it to Seller; and (iii) agrees that deduction of the Closing Costs from the Purchase Price shall not be deemed to be a reduction of the Purchase Price.

REPRESENTATIONS, WARRANTIES & COVENANTS

21. **Seller represents, warrants and covenants that as of this date and during the term of thisAgreement:**
    a. Financial Condition and Financial Information. Seller's bank and financial statements, copies of which have been furnished to PURCHASER, and future statements which may be furnished hereafter pursuant to this Agreement or upon PURCHASER's request, fairly represent the financial condition of Seller as of the dates such statements were issued, and prior to execution of the Agreement there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Seller. Seller has a continuing, affirmative obligation to advise PURCHASER of any material adverse change in its financial condition, operation or ownership, and/or online banking log-in credentials. PURCHASER may request Seller's bank statements at any time during the term of this Agreement and Seller shall provide them to PURCHASER within five (5) Workdays. Seller's failure to do so, and/or cutting off PURCHASER's online access to the Approved Bank Account, is a material breach of thisAgreement.
    b. **Governmental Approvals**. Seller is in compliance and, during the term of this Agreement, shall be in compliance with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.
    c. **Good Standing**. Seller is a corporation/limited liability company/limited partnership/other type of entity that is in good standing and duly incorporated or otherwise organized and validly existing under the laws of its jurisdiction of incorporation or organization, and has full power and authority necessary to carry its business as it is now being conducted.
    d. **Authorization**. Seller has all requisite power to execute, deliver and perform this Agreement and consummate the transactions contemplated hereunder; entering into this Agreement will not result in breach or violation of, or default under, any agreement or instrument by which Seller is bound or any statute, rule, regulation, order or other law to which Seller is subject, nor require the obtaining of any consent, approval, permit or license from any governmental authority having jurisdiction over Seller. All organizational and other proceedings required to be taken by Seller to authorize the execution, delivery and performance of this Agreement have been taken. The person signing this Agreement on behalf of Seller has full power and authority to bind Seller to perform its obligations under this Agreement.
    e. **Accounting Records and Tax Returns**. Seller will treat receipt of the Purchase Price and payment of the Purchased Amount in a manner evidencing sale of its future receipts in its accounting records and tax returns and further agrees that PURCHASER is entitled to audit Seller's accounting records upon reasonable notice in order to verify compliance. Seller hereby waives any rights of privacy, confidentiality or taxpayer privilege in any litigation or arbitration arising out of this Agreement in which Seller asserts that this transaction is anything other than a sale of future receipts.
    f. **Taxes; Workers Compensation Insurance.** Seller has paid and will promptly pay, when due, all taxes, including without limitation, income, employment, sales and use taxes, imposed upon Seller's business by law, and will maintain workers compensation insurance required by applicable governmental authorities.
    g. **Business Insurance**. Seller maintains and will maintain general liability and business-interruption insurance naming PURCHASER as loss payee and additional insured in the amounts and against risks as are satisfactory to PURCHASER and shall provide PURCHASER proof of such insurance upon request.
    h. **Electronic Check Processing Agreement**. Seller shall not change its Approved Processor, add terminals, change its Approved Bank Account(s) or take any other action that could have any adverse effect upon

Owner(s)/Guarantor(s) Initials [GG ______]

Seller's obligations or impede PURCHASER's rights under this Agreement, without PURCHASER's prior written consent.

i. **No Diversion of Future Receipts**. Seller shall not allow any event to occur that would cause a diversion of any portion of Seller's Future Receipts from the Approved Bank Account or Approved Processor without PURCHASER's written permission.

j. **Change of Name or Location**. Seller, any successor-in-interest of Seller, and Guarantor shall not conduct Seller's businesses under any name other than as disclosed to the Approved Processor and PURCHASER, shall not change and/or transfer ownership in/of the Seller and will not change any of its places of business without first obtaining PURCHASER'swritten consent.

k. **Prohibited Business Transactions.** Seller shall not: (i) transfer or sell all or substantially all of its assets (including without limitation the Collateral (as such term is defined in Section 22) or any portion thereof) without first obtaining PURCHASER's consent; or (ii) make or send notice of its intended bulk sale or transfer.

l. **No Closing of Business**. Seller will not sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without first: (i) obtaining the express written consent of PURCHASER, and (ii) providing PURCHASER with a written agreement of a purchaser or transferee of Seller's business or assets to assume all of Seller's obligations under this Agreement pursuant to documentation satisfactory to PURCHASER. Seller represents that it has no current plans to close its business either temporarily (for renovations, repairs or any other purpose), or permanently. Seller agrees that until PURCHASER shall have received the Purchased Amount in full, Seller will not voluntarily close its business on a permanent or temporarily basis for renovations, repairs, or any other purposes. Notwithstanding the foregoing, Seller shall have the right to close its business temporarily if such closing is necessitated by a requirement to conduct renovations or repairs imposed upon Seller's business by legal authorities having jurisdiction over Seller's business (such as from a health department or fire department), or if such closing is necessitated by circumstances outside Seller's reasonable control. Prior to any such temporary closure of its business, Seller shall provide PURCHASER ten (10) business days advance notice.

m. **No Pending Bankruptcy.** As of the date of Seller's execution of this Agreement, Seller is not insolvent, has not filed, and does not contemplate filing, any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary bankruptcy petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney on the issue of filing bankruptcy or some other insolvency proceeding within six months immediately preceding the date of this Agreement.

n. **Estoppel Certificate**. Seller will at any time, and from time to time, upon at least one (1) day's prior notice from PURCHASER to Seller, execute, acknowledge and deliver to PURCHASER and/or to any other person or entity specified by PURCHASER, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modification(s) and stating the date(s) on which the Purchased Amount or any portion thereof has been repaid.

o. **Unencumbered Future Receipts**. Seller has and will continue to have good, complete and marketable title to all Future Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests other than by virtue or entering into this Agreement. Seller specifically warrants and represents that it is not currently bound by the terms of any future receivables and/or factoring agreement which may encumber in any way the Future Receipts.

p. **No Stacking**. Seller shall not further encumber the Future Receipts, without first obtaining written consent of PURCHASER.

q. **Business Purpose**. Seller is entering into this Agreement solely for business purposes and not as a consumer for personal, family or household purposes.

r. **No Default Under Contracts with Third Parties**. Seller's execution of and/or performance of its obligations under this Agreement will not cause or create an event of default by Seller under any contract, which Seller is or may become a party to.

s. **Right of Access.** In order to ensure Seller's compliance with the terms of this Agreement, Seller hereby grants PURCHASER the right to enter, without notice, the premises of Seller's business for the purpose of inspecting and checking Seller's transaction processing terminals to ensure the terminals are properly programmed to submit and/or batch Seller's daily receipts to the Approved Processor and to ensure that Seller has not violated any other

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provision of this Agreement. Furthermore, Seller hereby grants PURCHASER and its employees and consultants access to Seller's employees and records and all other items of property located at the Seller's place of business during the term of this Agreement. Seller hereby agrees to provide PURCHASER, upon request, all and any information concerning Seller's business operations, banking relationships, names and contact information of Seller's suppliers, vendors and landlord(s), to allow PURCHASER to interview any of those parties.

t. **Phone Recordings and Contact.** Seller agrees that any call between Seller and PURCHASER and its owners, managers, employees, and agents may be recorded and/or monitored. Furthermore, Seller acknowledges and agrees that: (i) it has an established business relationship with PURCHASER, its managers, employees and agents (collectively, the "PURCHASER Parties") and that Seller may be contacted by any of the PURCHASER Parties from time-to-time regarding Seller's performance of its obligations under this Agreement or regarding other business transactions; (ii) it will not claim that such communications and contacts are unsolicited or inconvenient; and (iii) any such contact may be made by any of the PURCHASER Parties in person or at any phone number (including mobile phone number), email addresses, or facsimile number belonging to Seller's office, or its owners, managers, officers, or employees.

u. **Knowledge and Experience of Decision Makers**. The persons authorized to make management and financial decisions on behalf Seller with respect to this Agreement have such knowledge, experience and skill in financial and business matters in general and with respect to transactions of a nature similar to the one contemplated by this Agreement so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, Seller entering into this Agreement.

v. **Seller's Due Diligence**. The person authorized to sign this Agreement on behalf of Seller: (i) has received all information that such person deemed necessary to make an informed decision with respect to a transaction contemplated by this Agreement; and (ii) has had unrestricted opportunity to make such investigation as such person desired pertaining to the transaction contemplated by this Agreement and verify any such information furnished to him or her by PURCHASER.

w. **Consultation with Counsel**. The person(s) signing this Agreement of behalf of Seller: (a) has read and fully understands the content of this Agreement; (b) has consulted to the extent he/she wished with Seller's own counsel in connection with the entering into this Agreement; (c) has made sufficient investigation and inquiry to determine whether this Agreement is fair and reasonable to Seller, and whether this Agreement adequately reflects his or her understanding of its terms.

x. **PURCHASER's Consent.** Seller agrees that in every instance Seller's rights under this Agreement are contingent upon first obtaining PURCHASER's consent, such consent may be withheld, granted or conditioned at PURCHASER's sole and absolute discretion.

y. **No Reliance on Oral Representations**. This Agreement contains the entire agreement between Seller and PURCHASER with respect to the subject matter of this Agreement, and supersedes each course of conduct previously pursued or acquiesced in, and each oral agreement and representation previously made, by PURCHASER or any of the PURCHASER Parties with respect thereto (if any), whether or not relied or acted upon. No course of performance or other conduct subsequently pursued or acquiesced in, and no oral agreement or representation subsequently made, by the PURCHASER Parties, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall amend this Agreement or impair or otherwise affect Seller's obligations pursuant to this Agreement or any rights and remedies of the parties to this Agreement.

z. **No Additional Fees Charged.** Seller hereby acknowledges and agrees that: (i) other than the Closing Costs, if any, set forth in Sections 17-19 herein, PURCHASER is NOT CHARGING ANY ADDITIONAL FEES OR CLOSING COSTS to Seller; and (ii) if Seller is charged with any fee and/or cost not listed in Sections 17-19 hereof, such fee is not charged by PURCHASER. Moreover, as all working capital received under this Agreement is required to ensure Seller's continued success, Seller warrants and covenants not to pay any fee and/or commission with regard to this transaction other than as provided for herein.

PLEDGE OF SECURITY

22. **Pledge**. As security for the prompt and complete payment and performance of any and all liabilities, obligations, covenants or agreements of Seller under this Agreement (and any future amendments of this Agreement, if any)

Owner(s)/Guarantor(s) Initials [DS GG ______ ______]

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(hereinafter referred to collectively as the "Obligations"), Seller hereby pledges, assigns and hypothecates to PURCHASER (collectively, "Pledge") and grants to PURCHASER a continuing, perfected and first priority lien upon and security interest in, to and under all of Seller's right, title and interest in and to the following (collectively, the "Collateral"), whether now existing or hereafter from time to time acquired:

a. all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined by Article 9 of the Uniform Commercial Code (the "UCC"), now or hereafter owned or acquired by Seller; and
b. all Seller's proceeds, as such term is defined by Article 9 of the UCC.

23. **Termination of Pledge**. Upon the payment and performance by Seller in full of the Obligations, the security interest in the Collateral pursuant to this Pledge shall automatically terminate without any further act of either party being required, and all rights to the Collateral shall revert to Seller. Upon any such termination, PURCHASER will execute, acknowledge (where applicable) and deliver such satisfactions, releases, and termination statements, as Seller shall reasonably request.
24. **Representations with Respect to Collateral**. Seller hereby represents and warrants to PURCHASER that the execution, delivery and performance by Seller of this Pledge, and the remedies in respect of the Collateral under this Pledge (i) have been duly authorized; (ii) do not require the approval of any governmental authority or other third party or require any action of, or filing with, any governmental authority or other third party to authorize same (other than the filing of the UCC-1s); and (iii) do not and shall not (A) violate or result in the breach of any provision of law or regulation, any order or decree of any court or other governmental authority, and/or (B) violate, result in the breach of or constitute a default under or conflict with any indenture, mortgage, deed of trust, agreement or any other instrument to which Seller is a party or by which any of Seller's assets (including, without limitation, the Collateral) are bound.
25. **Further Assurances**. Upon the request of PURCHASER, Seller, at Seller's sole cost and expense, shall execute and deliver all such further UCC-1s, continuation statements, assurances and assignments of the Collateral and consents with respect to the pledge of the Collateral and the execution of this Pledge, and shall execute and deliver such further instruments, agreements and other documents and do such further acts and things, as PURCHASER may request in order to more fully effectuate the purposes of this Pledge and the assignment of the Collateral and obtain the full benefits of this Pledge and the rights and powers herein created.
26. **Attorney-in-Fact**. Seller hereby authorizes PURCHASER at any time to take any action and to execute any instrument, including without limitation to file one or more financing statements and/or continuation statements, to evidence and perfect the security interest created hereby and irrevocably appoints PURCHASER as its true and lawful attorney-in-fact, which power of attorney shall be coupled with an interest, with full authority in the place and stead of Seller and in the name of Seller or otherwise, from time to time, in PURCHASER's sole and absolute discretion, including without limitation (a) for the purpose of executing such statements in the name of and on behalf of Seller, and thereafter filing any such financing and/or continuationstatements, and (b) to receive, endorse and collect all instruments made payable to Seller.

EVENTS OF DEFAULTS & REMEDIES

27. **Events of Default.** The occurrence of any of the following events shall constitute an "Event of Default" by Seller:
    a. Seller shall violate any term, condition or covenant in this Agreement governing Seller's obligations of timely delivery and in full of Initial Daily Installments (or Adjusted Daily Installments, as the case may be) to PURCHASER, and timely and in full payment to PURCHASER of any other sums due for any reason whatsoever other than as the result of Seller's business ceasing its operations exclusively due to any of the Valid Excuses.
    b. Any representation or warranty by Seller made in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made.
    c. Seller shall default under any of the terms, covenants and conditions of any other agreement with PURCHASER (if any) which is related to the instant Agreement.
    d. Seller uses multiple depository accounts without obtaining prior written consent of PURCHASER in each instance.
    e. Seller fails to deposit any portion of its Future Receipts into the Approved bank account.
    f. Seller changes the Approved Bank Account or Approved Processor without obtaining prior written consent of PURCHASER in each instance.
    g. Seller interferes with PURCHASER collection of Scheduled Remittances, including but not limited to Seller "Blocking" ACH Payments (or Adjusted Daily Installments may be).
    h. Seller takes on additional financing (known within the finance industry as Stacking) at any time after receiving funds from 24 Capital and before the final payment of the contract.

FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT (IP)

i. Two (2) or more ACH transactions attempted by PURCHASER are rejected by Seller's bank.
j. The Guaranty shall for any reason cease to be in full force and effect.

28. **Default under the Agreement**. In case any Event of Default occurs and is not waived by PURCHASER, in writing, PURCHASER may declare Seller in default under this Agreement without notice.
29. **Seller's Obligations Upon Default**. Upon occurrence of an Event of Default due to Seller's breach of its obligations under this Agreement, Seller shall immediately deliver to PURCHASER the entire unpaid portion of the Purchased Amount. In addition, Seller shall also pay to PURCHASER, as additional damages, any reasonable expenses incurred by PURCHASER in connection with recovering the monies due to PURCHASER from Seller pursuant to this Agreement, including without limitation the costs of retaining collection firms and reasonable attorneys' fees and disbursements (collectively, "Reasonable Damages"). The parties agree that PURCHASER shall not be required to itemize or prove its Reasonable Damages and that the fair value of the Reasonable Damages shall be calculated as twenty-five percent (25%) of the undelivered portion of the Purchased Amount of Future Receipts upon the occurrence of an event of default, or twenty-five hundred dollars ($2,500.00), whichever is greater. The entire sum due to PURCHASER pursuant to this Section 29 shall bear simple interest from the Default Payment Date until is paid in full, at the rate of 9.00% per annum (and such interest shall accrue daily).
30. **Remedies Upon Default**. Upon Seller's default, PURCHASER may immediately proceed to protect and enforce its rights under this Agreement and/or Guaranty by:
    a. Enforcing its rights as a secured creditor under the Uniform Commercial Code including, without limitation, notifying any account debtor(s) of Seller as the term is defined below, of PURCHASER's security interest;
    b. Enforcing the provisions of the Personal Guarantee of Performance against the Guarantor(s) without first seeking recourse from Seller for the full balance owed at the time of default plus applicable fees and costs;
    c. Notifying Seller's credit card processor of the sale of Future Purchase Receipts hereunder and to direct such credit card processor to make payment to PURCHASER of all or any portion of the amounts received by such credit card processor on behalf of Seller.
    d. Commencing a suit in law and/or equity, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Seller's obligations hereunder (including the Personal Guarantee) or any other legal or equitable right or remedy including without limitation PURCHASER's rights of a secured party under the UCC.
    e. In case any Event of Default occurs and is not waived, PURCHASER will be entitled to the issuance of an injunction, restraining order, or other equitable relief in PURCHASER'S favor, subject to court approval, restraining Seller's accounts and/or receivables up to the amount due to PURCHASER as a result of the Event of Default, and Seller will be deemed to have consented to the granting of an application for the same to any court of competent jurisdiction without any prior notice to any Seller or any Guarantor and without PURCHASER being required to furnish a bond or other undertaking in connection with the application.
    f. In case Guarantor's obligations become due hereunder and are not waived, PURCHASER will be entitled to the issuance of an injunction, restraining order, or other equitable relief in PURCHASER's favor, subject to court approval, restraining Seller and Guarantor's accounts and/or receivables up to the amount due to PURCHASER as a result of the Event of Default, and Seller and Guarantor will be deemed to have consented to the granting of an application for the same to any court of competent jurisdiction without any prior notice to any Seller or any Guarantor and without PURCHASER being required to furnish a bond or other undertaking in connection with the application.
31. **Remedies are not Exclusive**. All rights, powers and remedies of PURCHASER in connection with this Agreement set forth herein may be exercised at any time after the occurrence of any Event of Default, are cumulative and not exclusive and shall be in addition to any other rights, powers or remedies provided to PURCHASER by law or equity.
32. **Power of Attorney**. Seller irrevocably appoints PURCHASER and its representatives as its agents and attorneys-in-fact with full authority to take any action or execute any instrument or document to do the following: (A) to settle all obligations due to PURCHASER from any credit card processor and/or account debtor(s) of Seller; (B) upon occurrence of an Event of Default to perform any and all obligations of Seller under this Agreement, including without limitation (i) to protect the value of the Collateral by obtaining the required insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Seller's name on any invoice, bill of lading, or assignment directing customers or account debtors, as that term is defined by Article 9 of the Uniform Commercial Code ("Account

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Debtors"), to make payment directly to PURCHASER (including providing information necessary to identify Seller); and (v) to file any claims or take any action or institute any proceeding which PURCHASER may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to collection of the Purchased Amount.

33. **Protection of Information.** Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner or Guarantor, in respect of himself or herself personally, authorizes PURCHASER to disclose information concerning Merchant's and each Owner's and each Guarantor's credit standing (including credit bureau reports that PURCHASER obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner and each Guarantor hereby and each waives to the maximum extent permitted by law any claim for damages against PURCHASER or any of its affiliates relating to any (i) investigation undertaken by or on behalf of PURCHASER as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.
34. **Sharing of Information.** Merchant hereby authorizes PURCHASER to share information regarding Merchant's performance under this Agreement with affiliates and unaffiliated third parties.

ADDITIONAL TERMS

35. **Seller Deposit Agreement**. Seller shall execute an agreement with PURCHASER that shall authorize PURCHASER to arrange for electronic fund transfer services and/or "ACH" payments of Initial Daily Installments (or Adjusted Daily Installments, as the case may be) from the Approved Bank Account. Seller shall provide PURCHASER and/or its authorized agent with all information, authorizations and passwords necessary to verify Seller's receivables, receipts and deposits into the Approved Bank Account. Seller shall authorize (by executing written authorizations, if required) PURCHASER and/or it's agent to deduct daily the amounts of the Initial Daily Installment (or the Adjusted Daily Installment, as the case may be) to PURCHASER from settlement amounts which would otherwise be due to Seller from electronic check transactions and to pay such amounts to PURCHASER by permitting PURCHASER to withdraw the Initial Daily Installments (or the Adjusted Daily Installments, as the case may be) from such an account. The authorization shall be irrevocable until such time when Seller shall have performed its obligations under this Agreement in full.
36. **Financial Condition**. Seller and its Guarantor(s) authorize PURCHASER and its agents to investigate their financial status and history, and will provide to PURCHASER any bank or financial statements, tax returns, etc., as PURCHASER deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. PURCHASER Seller hereby authorizes PURCHASER to receive from time to time updates on such information and financial status.
37. **Transactional History**. Seller shall execute written authorization(s) to their bank(s) to provide PURCHASER with Seller's banking and/or credit-card history.
38. **Indemnification**. Seller and its Guarantor(s) jointly and severally, indemnify and hold harmless to the fullest extent permitted by law Approved Processor, any ACH processor, customer and/or Account Debtors of the Seller, its/their officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by any ACH processor, customer and/or Account Debtors of the Seller resulting from (a) claims asserted by PURCHASER for monies owed to PURCHASER from Seller and (b) actions taken by any ACH processor, customer and/or Account Debtor of the Seller in reliance upon information or instructions provided by PURCHASER.
39. **No Liability**. In no event shall PURCHASER be liable for any claims asserted by Seller or its Guarantor under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby knowingly and voluntarily waived by Seller and Guarantor(s).

MISCELLANEOUS

40. **Modifications; Agreements**. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by both parties.
41. **Assignment**. PURCHASER may assign, transfer or sell its rights or delegate its duties hereunder, either in whole or in part without prior notice to the Seller. Seller shall not assign its rights or obligations under this Agreement without first obtaining PURCHASER's written consent.
42. **Notices**. Unless different means of delivering notices are set forth elsewhere in this Agreement, all notices,

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requests, consent, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become effective as of the date of receipt or declined receipt.

43. **Waiver Remedies**. No failure on the part of PURCHASER to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.
44. **Binding Effect**. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.
45. **Governing Law, Venue and Jurisdiction.** This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of New York, without regards to any applicable principles of conflicts of law. Any lawsuit, action or proceeding arising out of or in connection with this Agreement shall be instituted in any court sitting in New York, Texas or Connecticut, and shall be the sole and exclusive venues for any lawsuit, action or proceeding (the "Acceptable Forums"). The parties agree that the said sole and exclusive Acceptable Forums are convenient and submit to the jurisdiction of the Acceptable Forums and waive any and all objections to inconvenience of the jurisdiction or venue. Should a proceeding be initiated in any other forum, each of the parties to this Agreement irrevocably waives any right to oppose any motion or application made by any other party to transfer such proceeding to an Acceptable Forum.
46. **Survival of Representation, etc**. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have expired.
47. **Severability**. In case any of the provisions in this Agreement are found to be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired. Any provision of this Agreement that may be found by a court having jurisdiction to be prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof.
48. **Entire Agreement**. This Agreement embodies the entire agreement between Seller and PURCHASER and supersedes all prior agreements and understandings relating to the subject matter hereof. The Exhibit(s) and Riders to this Agreement are part of this Agreement.
49. **Jury Trial Waiver.** The parties hereto waive trial by jury in any court in any suit, action or proceeding on any matter arising in connection with or in any way related to the transactions of which this agreement is a part or the enforcement hereof. Each party hereto acknowledges that it makes this waiver knowingly, willingly, and voluntarily and without duress, and only after extensive consideration and discussions of the ramifications of this waiver with its attorneys.
50. **Class Action Waiver.** Each party hereto waives any right to assert any claims against the other party, as a representative or member in any class or representative action, except where such waiver is prohibited by law or is against public policy. To the extent either party is permitted by law or court of law to proceed with a class or representative action against the other, the parties hereby agree that: (1) the prevailing party shall not be entitled to recover attorneys' fees or costs associated with pursuing the class or representative action (notwithstanding any other provision in this agreement to the contrary); and (2) the party who initiates or participates as a member of the class will not submit a claim or otherwise participate in any recovery secured through the class or representation action.
51. **Counterparts and Facsimile Signatures**. This Agreement can be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together, shall constitute one and the same agreement. Signatures delivered via facsimile and/or via Portable Digital Format (PDF) shall be deemed acceptable for all purposes, including without limitation the evidentially purposes.
52. **Prejudgment Remedy Waiver**. Each and every merchant or guarantor of this agreement, and each other person or entity who may become liable for all or any part of the obligations under this agreement, hereby acknowledge that the transaction of which this agreement is a commercial transaction, and to the extent allowed under Connecticut general statutes sections 52-278a to 52-278m, inclusive, or by other applicable law each and every merchant or guarantor of this agreement hereby waive (a) all rights to notice and prior court hearing or court order in connection with any and all prejudgment remedies to which the purchaser hereof may become entitled by virtue of any default or provision of this agreement and(b)all rights to request that the purchaser hereof post a bond, with or without surety, to protect said merchant or guarantor against damages that may be caused by any prejudgment remedy sought or obtained by the purchaser here of by virtue of any default or provision of this agreement.

Owner(s)/Guarantor(s) Initials [DS GG ______ ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT (IP)

PARTIES BELOW AGREE TO BE BOUND BY THE PROVIONS OF THIS AGREEMENT APPLICABLE TO AND CONCERNING GUARANTOR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SELLER # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO
Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367
(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

SELLER # 2 (Print)
By (First Name) : ______ **(Last Name) :** ______
Email : ______ **Business Phone :** ______
(Title) : ______ Signature ______

OWNER/GUARANTOR # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO
Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367
(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

OWNER/GUARANTOR # 2 (Print)
By (First Name) : ______ **(Last Name) :** ______
Email : ______ **Business Phone :** ______
(Title) : ______ Signature ______

FUNDER
(24 Capital) : ______ **(Company Officer):** ______
(Title) : ______ Signature ______

Owner(s)/Guarantor(s) Initials [DS GG ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 1: WEEKLY ADVANCE ADDENDUM (IP)

This Weekly Advance Addendum amends the Merchant's Future Receivables Sale and Purchase Agreement between 24 Capital, LLC ("24 Capital"), and the merchant listed below (the "Merchant") dated 03/05/2021 (the "Agreement"). All capitalized terms used in his Addendum shall have the same meaning as defined in the Agreement. Except as modified below, the terms of the Agreement remain in full force and effect.

MERCHANT INFORMATION

Merchants legal name: PARADIGM CONVERGENCE TECHNOLOGIES CORPORATION
D/B/A: PARADIGM CONVERGENCE TECHNOLOGIES
Business Entity: CORPORATION **Business EIN Number:** 45-5442199
Physical Address: 4235 COMMERCE ST
City: LITTLE RIVER **State:** SC **Zip:** 29566

AGREEMENT AS TO WEEKLY ADVANCES

1. **Weekly Sale and Purchase of Merchant's Future Receipts**: Merchant hereby offers to sell and 24 Capital, agrees to purchase, up to the Receipts Purchased Amount, future Receipts on a weekly basis according to the attached schedule and shall have the right to terminate the purchase of any additional future Receipts as set forth in Section 2 of this Addendum.
2. **24 Capital's Obligation to Make Future Purchases:** 24 Capital, reserves the right to terminate its obligation to make the weekly purchases at its option at any time after: (i) Any Event of Default, as defined in the Agreement, has occurred; (ii) Merchant fails to provide, a weekly account statement and unrestricted access to the Account; (iii) Merchant obtains any additional funding without receiving prior written approval notice from 24 Capital; (iv) the Specific Daily Amount is not available for ACH to 24 Capital, on five business days in any 20 business day period; (v) Merchant has a 20% decline in monthly deposits that is not due to regular seasonal payment fluctuations; or (vi) believes in its sole judgment that Merchant's business may not be able to generate future Receipts sufficient to deliver the Purchased Receipts in a timely manner. If weekly purchases are terminated, the Merchant will remain obligated to deliver the Specific Daily Amount to 24 Capital, until it has received the Receipts 24 Capital, purchased prior to termination and to comply with all other provisions of this Agreement.

SELLER # 1 (Print)
By (First Name): GARY J **(Last Name):** GRIECO
Email: ggrieco1@aol.com **Business Phone:** (205) 235-9367
(Title): OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

SELLER # 2 (Print)
By (First Name): ______ **(Last Name):** ______
Email: ______ **Business Phone:** ______
(Title): ______ Signature ______

OWNER/GUARANTOR # 1 (Print)
By (First Name): GARY J **(Last Name):** GRIECO
Email: ggrieco1@aol.com **Business Phone:** (205) 235-9367
(Title): OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

OWNER/GUARANTOR # 2 (Print)
By (First Name): ______ **(Last Name):** ______
Email: ______ **Business Phone:** ______
(Title): ______ Signature ______

Owner(s)/Guarantor(s) Initials [DS GG ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 2: WEEKLY ADVANCE SCHEDULE (IP)

Merchant's Legal Name	PARADIGM CONVERGENCE TECHNOLOGIES CORPORATION
D/B/A	PARADIGM CONVERGENCE TECHNOLOGIES
Seller # 1 (Name)	GARY J GRIECO
Seller # 1 (Title)	OWNER
Seller # 2 (Name)	
Seller # 2 (Title)	
Contract Date	03/05/2021

Disbursement	Scheduled Amt.	Net Funding Amt.
1	$ 23,687.95	$ 22,766.00
2	$ 23,006.95	$ 22,085.00
3	$ 23,006.95	$ 22,085.00
4	$ 23,006.95	$ 22,085.00
5	$ 23,006.95	$ 22,085.00
6	$ 23,006.95	$ 22,085.00
7	$ 21,913.12	$ 21,035.00
8	$ 17,537.78	$ 16,835.00
9	$ 17,537.78	$ 16,835.00
10	$ 17,537.78	$ 16,835.00
11	$ 17,537.78	$ 16,835.00
12	$ 17,537.78	$ 16,835.00
13	$ 17,537.78	$ 16,835.00
14	$ 17,537.78	$ 16,835.00
15	$ 17,537.78	$ 16,835.00
16	$ 17,537.78	$ 16,835.00
17	$ 7,147.42	$ 6,861.00
18	$ 6,249.43	$ 5,999.00
19	$ 6,249.43	$ 5,999.00
20	$ 6,249.43	$ 5,999.00
21	$ 6,249.43	$ 5,999.00
22	$ 6,249.43	$ 5,999.00
23	$ 6,249.43	$ 5,999.00
24	$ 6,249.43	$ 5,999.00
25	$ 6,249.43	$ 5,999.00
26	$ 381.30	$ 366.00
27		
28		

Current Advances

MCA 1	EMERGE
Daily Payment	Balance
$ 1,199.80	$ 150,341.00

MCA 2	SMARTER MERC
Daily Payment	Balance
$ 1,050.00	$ 35,700.00

MCA 3	SIGNATURE
Daily Payment	Balance
$ 768.20	$ 62,318.00

MCA 4	24 CAP
Daily Payment	Balance
$ 1,399.00	$ 111,920.00

MCA 5	
Daily Payment	Balance
$ 0.00	$ 0.00

MCA 6	
Daily Payment	Balance
$ 0.00	$ 0.00

MCA 7	
Daily Payment	Balance
$ 0.00	$ 0.00

Owner(s)/Guarantor(s) Initials [DS GG ______ ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 2: WEEKLY ADVANCE SCHEDULE (IP)

29		
30		
31		
32		
33		
34		
35		
Total	*$ 376,000.00*	*$ 360,960.00*

MCA 8	
Daily Payment	Balance
$ 0.00	$ 0.00

MCA 9	
Daily Payment	Balance
$ 0.00	$ 0.00

THE TERMS OF THIS ADDENDUM ARE HEREBY INCORPORATED IN AND MADE A PART OF THE MERCHANT'S FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT IDENTIFIED ABOVE.

SELLER # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO
Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367
(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

SELLER # 2 (Print)
By (First Name) : ____ **(Last Name) :** ____
Email : ____ **Business Phone :** ____
(Title) : ____ Signature ____

OWNER/GUARANTOR # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO
Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367
(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A03247B...

OWNER/GUARANTOR # 2 (Print)
By (First Name) : ____ **(Last Name) :** ____
Email : ____ **Business Phone :** ____
(Title) : ____ Signature ____

Owner(s)/Guarantor(s) Initials [DS GG ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 3: PERSONAL GUARANTY OF PERFORMANCE (IP)

This Personal Guaranty of Performance (this "Guaranty") is executed as of 03/05/2021, by the undersigned individual(s) whose name(s) and signature(s) appear in the signature box of this Guaranty (individually and collectively, jointly and severally, "Guarantor") for the benefit of 24 Capital ("Purchaser ").

Whereas;

a. Pursuant to that Future Receivables Sale and Purchase Agreement (the "Agreement"), dated as of 03/05/2021 , between Buyer and the Seller(s) listed below (collectively and individually, "Seller") and those listed on Addendum 2 (Additional Entities), Buyer has purchased a portion of Future Receipts of Seller.

   The Seller: GARY J GRIECO

   Legal Business Name: PARADIGM CONVERGENCE TECHNOLOGIES CORPORATION

   Business D/B/A: PARADIGM CONVERGENCE TECHNOLOGIES

b. Each Guarantor is an owner, officer, or manager of Seller and will directly benefit from Buyer and Seller entering into the Agreement.

c. Buyer is not willing to enter into the Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees to Buyer prompt and complete performance of all of the obligations of Seller under the Agreement (each such obligation, individually, an "Obligation" and all such obligations, collectively, the "Obligations").

NOW, THEREFORE, as an inducement for Buyer to enter into the Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor does hereby agree as follows:

1. **Defined Terms.** All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
2. **Guaranty of Obligations.** Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Buyer prompt, full, faithful and complete performance and observance of all of Seller's Obligations; and Guarantor unconditionally covenants to Buyer that if default or breach shall at any time be made by Seller in the Obligations, Guarantor shall well and truly pay or perform (or cause to be paid or performed) the Obligations and pay all damages and other amounts stipulated in the Agreement with respect to the non-performance of the Obligations, or any of them.
3. **Guarantor's Additional Covenants.** The liability of Guarantor hereunder shall not be impaired, abated, deferred, diminished, modified, released, terminated or discharged, in whole or in part, or otherwise affected, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of, Guarantor, including, without limitation:
   a. any amendment, modification or extension of the Agreement or any Obligation;
   b. any extension of time for performance, whether in whole or in part, of any Obligation given prior to or after default thereunder;
   c. any exchange, surrender or release, in whole or in part, of any security that may be held by Buyer at any time under the Agreement;
   d. any other guaranty now or hereafter executed by Guarantor or anyone else;
   e. any waiver of or assertion or enforcement or failure or refusal to assert or enforce, in whole or in part, any Obligation, claim, cause of action, right or remedy which Buyer may, at any time, have under the Agreement or with respect to any guaranty or any security which may be held by Buyer at any time for or under the Agreement or with respect to the Seller;
   f. any act or omission or delay to do any act by Buyer which may in any manner or to any extent vary the risk of Guarantor or which would otherwise operate as a discharge of Guarantor as a matter oflaw;
   g. the release of any other guarantor from liability for the performance or observance of any Obligation, whether by operation of law or otherwise;
   h. the failure to give Guarantor any notice whatsoever;
   i. any right, power, or privilege that Buyer may now or hereafter have against any person, entity or collateral.
4. **Guarantor's Additional Covenants.** Guarantor will not dispose, convey, sell or otherwise transfer, or cause Seller to dispose

Owner(s)/Guarantor(s) Initials [DS GG ______ ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 3: PERSONAL GUARANTY OF PERFORMANCE (IP)

convey, sell or otherwise transfer, any material business assets of Seller outside of the ordinary course of Seller's business without the prior written consent of Buyer, which consent may be withheld for any reason, until receipt of the entire Purchased Amount. Guarantor shall pay to Buyer upon demand all expenses (including, without limitation, reasonable attorneys' fees and disbursements) of, or incidental to, or relating to the enforcement or protection of Buyer's rights hereunder or Buyer's rights under the Agreement. This Guaranty is binding upon Guarantor and Guarantor's heirs, legal representatives, successors and assigns and shall inure to the benefit of and may be enforced by the successors and assigns of Buyer. If there is more than one Guarantor, the obligations of the Guarantors hereunder shall be joint and several. The obligation of Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between Seller and Buyer, or the existence of any defense, setoff or counterclaim, which Seller may assert. Buyer is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time renew or extend Seller's obligations under the Agreement or otherwise modify, amend or change the terms of the Agreement. Guarantor is hereby notified and consents that a negative credit report reflecting on his/her credit record may be submitted to a credit-reporting agency if the Guarantor does not honor the terms of this Guaranty.

5. **Waiver; Remedies.** No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise of any other right. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event that Seller fails to perform any obligation under the Agreement, Buyer may enforce its rights under this Guaranty without first seeking to obtain performance for such default from Seller or any other guarantor.
6. **Acknowledgment of Purchase.** Guarantor acknowledges and agrees that the Purchase Price paid by Buyer to Seller in exchange for the Purchased Amount of Future Receipt is a payment for an adequate consideration and is not intended to be treated as a loan or financial accommodation from Buyer to Seller. Guarantor specifically acknowledges that Buyer is not a lender, bank or credit card processor, and that Buyer has not offered any loans to Seller, and Guarantor waives any claims or defenses of usury in any action arising out of this Guaranty. Guarantor acknowledges that the Purchase Price paid to Seller is good and valuable consideration for the sale of the Purchased Amount.
7. **Governing Law and Jurisdiction.** This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of New York, without regards to any applicable principles of conflicts of law. Any lawsuit, action or proceeding arising out of or in connection with this Agreement shall be instituted in any court sitting in New York, Texas or Connecticut, and shall be the sole and exclusive venues for any lawsuit, action or proceeding (the "Acceptable Forums"). The parties agree that the said sole and exclusive Acceptable Forums are convenient and submit to the jurisdiction of the Acceptable Forums and waive any and all objections to inconvenience of the jurisdiction or venue. Should a proceeding be initiated in any other forum, each of the parties to this Agreement irrevocably waives any right to oppose any motion or application made by any other party to transfer such proceeding to an Acceptable Forum.
8. **Jury Waiver.** The parties waive the right to a trial by jury in any court in any suit, action or proceeding on any matter arising in connection with or in any way related to the transactions of which this guaranty is a part or its enforcement, except where such waiver is prohibited by law or deemed by a court of law to be against public policy. the parties acknowledge that each makes this waiver knowingly, willingly, and voluntarily and without duress, and only after extensive consideration of the ramifications of this waiver with their attorneys.
9. **CLASS ACTION WAIVER.** The parties waive any right to assert any claims against the other party as a representative or member in any class or representative action, except where such waiver is prohibited by law or deemed by a court of law to be against public policy. to the extent either party is permitted by law or court of law to proceed with a class or representative action against the other, the parties agree that: (i) the prevailing party shall not be entitled to recover attorneys' fees or costs associated with pursuing the class or representative action (not withstanding any other provision in this agreement); and (ii) the party who initiates or participates as a member of the class will not submit a claim or otherwise participate in any recovery secured through the class or representative action.

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 3: PERSONAL GUARANTY OF PERFORMANCE (IP)

10. **Severability.** If for any reason any court of competent jurisdiction finds any provisions of this Guaranty to be void or voidable, the parties agree that the court may reform such provision(s) to render the provision(s) enforceable ensuring that the restrictions and prohibitions contained in this Guaranty shall be effective to the fullest extent allowed under applicable law.
11. **Opportunity for Attorney Review.** The Guarantor represents that he/she has carefully read this Guaranty and has had had a reasonable opportunity to, - and to the extend he or she wishes did, - consult with his or her attorney. Guarantor understands the contents of this Guaranty and signs this Guaranty as his or her free act anddeed.
12. **Counterparts and Facsimile Signatures.** This Guaranty may be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement. Facsimile or scanned documents shall have the same legal force and effect as an original and shall be treated as an original document for evidentiary purposes.
13. **Prejudgment Remedy Waiver.** Each and every guarantor of this agreement, and each other person or entity who may become liable for all or any part of the obligations under this agreement, hereby acknowledge that the transaction of which this agreement is a commercial transaction, and to the extent allowed under Connecticut general statutes sections 52-278a to 52-278m, inclusive, or by other applicable law each and every merchant or guarantor of this agreement hereby waive (a) all rights to notice and prior court hearing or court order in connection with any and all prejudgment remedies to which the purchaser hereof may become entitled by virtue of any default or provision of this agreement and (b)all rights to request that the purchaser hereof post a bond, with or without surety, to protect said merchant or guarantor against damages that may be caused by any prejudgment remedy sought or obtained by the purchaser here of by virtue of any default or provision of this agreement.

SELLER # 1 (Print)

By (First Name) : GARY J **(Last Name) :** GRIECO

Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367

(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

SELLER # 2 (Print)

By (First Name) : ____ **(Last Name) :** ____

Email : ____ **Business Phone :** ____

(Title) : ____ Signature ____

OWNER/GUARANTOR # 1 (Print)

By (First Name) : GARY J **(Last Name) :** GRIECO

Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367

(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

Owner(s)/Guarantor(s) Initials [DS GG ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 3: PERSONAL GUARANTY OF PERFORMANCE (IP)

OWNER/GUARANTOR # 2 (Print)
By (First Name) : ______________________ **(Last Name) :** ______________________

Email : ______________________ **Business Phone :** ______________________

(Title) : ______________________ Signature ______________________

FUNDER
(24 Capital) : ______________________ **(Company Officer):** ______________________

(Title) ______________________ Signature ______________________

Owner(s)/Guarantor(s) Initials [DS GG ______ ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 4: APPLICABLE FEES (IP)

The Buyer and Guarantor hereby acknowledge and agree to the following;

1. Possible Conflicts. If there is any conflict or inconsistency between any of the provisions of this Addendum and any of the provisions of the 03/05/2021 Future Receivables Sale and Purchase Agreement (the "Agreement") to which this Addendum is attached, all such conflicts and inconsistencies shall be resolved in favor of the provisions of this Addendum.
2. Additional Capital. There has been no promise of additional capital in 30 days from funding by 24 Capital or any ISO (broker). Our policy is that merchants can seek additional capital from us when they have paid 55% of the Receipts Purchased Amount.
3. Additional Funding/"Stacking" Fee. If the MERCHANT/GUARANTOR takes additional funding at any point after being funded by 24 Capital (known within the finance industry as Stacking), without prior notice to and consent by 24 Capital, merchant agrees to pay to 24 Capital a $25,000.00 penalty or 10% of the calculated payback amount, whichever is higher. 24 Capital reserves the right to declare the account in default, at any point after learning such "stacking" has occurred; regardless of the payments made by the MERCHANT/GUARANTOR, with the filing of the Confession of Judgement in a court of competent jurisdiction.
4. Additional Fees. 24 Capital does not permit outside fees and that no one has discussed additional fees with me. The fee amount for this agreement is CONTINGENT UPON CLOSING PAPERS, which will be held back from the funding amount.
5. Authorization. Seller hereby authorizes PURCHASER to apply a portion of the Purchase Price due to Seller pursuant to the Agreement toward satisfaction of Seller's obligation to pay the Origination Fee pursuant to Section 19 of the Agreement by deducting the amount of the Origination Fee from the Purchase Price prior to delivering it toSeller.
6. No Reduction of Purchase Price. Seller hereby agrees that deduction of the Origination Fee from the Purchase Price shall
7. not be deemed to reduce the Purchase Price
8. Applicable Fees. The parties agree that the Applicable Fees which Seller shall pay to PURCHASER, pursuant to the Agreement and shall be as follows:
    a. Origination/Underwriting Fee. A total of 4.00% of the proposed funding amount to cover Origination, Underwriting and Related Expenses. This fee is deemed earned upon Seller signing the contracts. If for whatever reason, Funder determines, in its sole capacity, to cancel the deal, Merchant agrees that Funder may withdraw this non-refundable underwriting fee.
    b. NSF Fee. (Standard): $50.00 (each)
    c. Default Fee. $10,000.00 when Merchant breaches any terms of this agreement.
    d. Blocked Account Fee. $5,000.00 when Merchant breaches the agreement by placing a Stop-Payment on Funder's ACH or closes the Account.
    e. Bank Change Fee. $50.00 when Merchant requires a change of Bank Account to be Debited, requiring us to adjust our system.
    f. Wire Fee. Each Merchant shall receive their funding electronically to their designated bank account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH.
    g. ACH Program Fee. $199.00 per month for the duration of the agreement.
    h. 3rd Party Intermediary Fee. A $10,000.00 deposit toward reasonable related expenses incurred by PURCHASER. If PURCHASER receives a communication from a 3rd party debt relief/re-negotiator entity or individual which has been retained by Merchant and which contacts PURCHASER on Merchant's behalf seeking to redirect communication (related to the obligations contained in this Agreement) to itself/themselves and away from Merchant. This fee shall be used to covers Purchaser's reasonable expenses in retaining counsel or other parties to handle this additional administration required by this retention of the intermediary by PURCHASER. Any portion of the fee that is not used by PURCHASER for this purpose shall be returned to Merchant at the conclusion of this Factoring Agreement or related legal action.
    i. UCC Fee. $195.00
    j. Miscellaneous Service Fees. Merchant agrees that it shall pay for certain services related to the origination and maintenance of the accounts. Merchant shall receive their funding electronically to their Designated Account and shall be charged $50.00 per Fed Wire or $0.00 for an ACH.
    k. Collection Fees and Costs. All costs of collections, including attorney fees and all costs related to the enforcement of any other remedies available to Buyer if the Seller defaults. In the event Buyer commences litigation to enforce this Agreement, Seller is responsible for attorneys' fees up to 25% of the outstanding balance owed.

DS

Owner(s)/Guarantor(s) Initials [GG ______ ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 4: APPLICABLE FEES (IP)

9. Specified Percentage. By signing below, the Merchant hereby requests and acknowledges that the Specified Percentage shall be revised to $ 2,999.14 per business day (the "Scheduled Remit") which the parties agree is a good-faith approximation of the "Specified Percentage", based on the Merchant's receipts due to 24 Capital pursuant the Agreement. The Merchant agrees to be bound by the ACH Rules as set forth by NACHA.
10. Third Party Servicer. Seller warrants that it understands that 24 Capital must engage a third-party, namely Funders App, LLC, to manage the ACH withdrawals, reporting and deal tracking. For this service, Seller agrees to pay Funders App, LLC a nominal fee of $199.00 per month. The amount is due on the first day of the Agreement and every subsequent thirty days until the Purchased Amount is paid in full to 24 Capital.
11. Additional Financing. The Merchant specifically acknowledges the following:
    a. Additional Financing. Merchant agrees that if further financing from any other finance/factoring company is taken after the funding of this contract, that this will constitute an event of default of the merchant agreement and all balances plus fees will be immediately due.
    b. Additional Financing Penalty. Merchant agrees to pay a $25,000.00 penalty or 10% of the calculated payback amount, whichever is higher, to 24 Capital if further financing from any other finance/factoring company is taken after the funding of this contract.
12. Daily Remittance. The Daily Remittance is to be drawn via ACH payment, from one or all the following bank account(s). (In the event, a Schedule Remittance is due on a banking holiday in which Purchaser's ACH processor does not process payments, Purchaser may schedule an additional ACH payment on the business day immediately prior to the banking holiday or on the business day immediately following the banking holiday.)

- **Bank Account:** PARADIGM CONVERGENCE TECHNOLOGIES CORPORATION
- **Routing Number:** 053904483
- **Account Number:** 223019631360
- **Bank Name:** BANK OF AMERICA

I, the undersigned, acknowledge and agree with these items, which are described in detail within the pages of this document

SELLER # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO
Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367
(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

SELLER # 2 (Print)
By (First Name) : ______ **(Last Name) :** ______
Email : ______ **Business Phone :** ______
(Title) : ______ Signature ______

OWNER/GUARANTOR # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO
Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367
(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478

OWNER/GUARANTOR # 2 (Print)
By (First Name) : ______ **(Last Name) :** ______
Email : ______ **Business Phone :** ______
(Title) : ______ Signature ______

Owner(s)/Guarantor(s) Initials [DS GG ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 5: ACH AUTHORIZATION (IP)

This Addendum is entered on 03/05/2021, by and between 24 Capital LLC and PARADIGM CONVERGENCE TECHNOLOGIES CORPORATION (the "Merchant") and Funders App, LLC.

1. Bank Account Access. As part of our underwriting process, 24 Capital LLC located at 20200 W Dixie Hwy, Miami, FL 33180 will require viewing your bank account via a bank login, just prior to funding. Additionally, daily viewing access to the merchant's bank account(s) after the funding has occurred to confirm the appropriate processing of the daily remittance. This information will only be used for this purpose. Please fill out the form below with the information necessary to access your account.
2. Bank Login Authorization. Upon execution of this contract, the Merchant(s)/Guarantor(s) understands that they are authorizing 24 Capital and its agents unlimited "view only" access into any and all bank accounts, credit unions or financial institutions linked directly or indirectly to the business or businesses, understood as per this contract as "the merchant(s)", that are listed on the Entity Addendum (page 15), for the duration of the contract terms, or upon "the merchant's successful repayment of the total receipts purchased amount, including but not limited to, any and all fees applicable to the contract and fees resulting from collections deriving from the merchant defaulting on this contract. Access is limited to viewing of the accounts and does not permit 24 Capital to make any changes other than saving electronic transactional history. If during any time within the contract terms, the merchant changes their account credentials, they are required to provide to 24 Capital upon request. Refusal to provide access to accounts will be considered a default of this contract.

ALL INFORMATION BELOW MUST BE COMPLETED OR FUNDS WILL NOT BE RELEASED

3. Account Holder Information.
   a. Account Holder Name : PARADIGM CONVERGENCE TECHNOLOGIES CORPORATION
   b. Account Holder DBA : PARADIGM CONVERGENCE TECHNOLOGIES
   c. Account Holder Business Address : 4235 COMMERCE ST LITTLE RIVER SC 29566
4. Account Holder's Bank Information.
   a. Account Holder Bank Name(s) : BANK OF AMERICA
   b. Bank Portal Website : n/a
   c. Bank Account Number : 223019631360
   d. Bank Routing Number : 053904483
   e. Bank Account Username : n/a
   f. Bank Account Password : n/a
   g. Security Question/Answer 1 : n/a
   h. Security Question/Answer 2 : n/a
5. Transaction Information.
   a. Amount of Transaction: $ 2,999.14
   b. Effective Date: 03/05/2021
   c. Rate of Collection: Daily
6. Complete ACH Authorization. As per this addendum, the undersigned hereby authorizes Funders App, LLC to electronically draft via the Automated Clearing House system the amounts indicated above from the account identified above. This authority will continue until withdrawn in writing by the undersigned account holder. The Undersigned hereby certifies that they are duly authorized to execute this form on behalf of the above listed account holder. I acknowledge that I am subject to a $25 reject fee if items are returned for insufficient funds.

I, the undersigned, acknowledge and agree with these items, which are described in detail within the pages of this document

AUTHORIZED ACCOUNT HOLDER/SELLER # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO
Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367
(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

Owner(s)/Guarantor(s) Initials [DS GG ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 5: ACH AUTHORIZATION (IP)

AUTHORIZED ACCOUNT HOLDER/SELLER # 2 (Print)

By (First Name) : ______________________ **(Last Name) :** ______________________

Email : ______________________ **Business Phone :** ______________________

(Title) : ______________________ Signature ______________________

AUTHORIZED ACCOUNT HOLDER/GUARANTOR # 1 (Print)

By (First Name) : GARY J **(Last Name) :** GRIECO

Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367

(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

AUTHORIZED ACCOUNT HOLDER/GUARANTOR # 2 (Print)

By (First Name) : ______________________ **(Last Name) :** ______________________

Email : ______________________ **Business Phone :** ______________________

(Title) : ______________________ Signature ______________________

Owner(s)/Guarantor(s) Initials [DS GG ______ ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 6: REFERENCE FORM (IP)

Reference Form Must be Completed Prior to Funding

Contact Information:

Guarantor Name: GARY J GRIECO

Phone Number: (205) 235-9367

Email: ggrieco1@aol.com

Personal Reference #1:

Name: n/a

Phone Number: n/a

Personal Reference #2:

Name: n/a

Phone Number: n/a

Business Reference #1:

Company Name: n/a

Contact Name: n/a

Business Phone: n/a

Business Reference #2:

Company Name: n/a

Contact Name: n/a

Business Number: n/a

Landlord Contact:

Company Name: n/a

Contact Name: n/a

Business Number: n/a

Emergency Contact:

Name: n/a

Relationship: n/a

Phone Number: n/a

Email: n/a

Owner(s)/Guarantor(s) Initials [DS GG ______ ______]

24CAPITAL
FUNDING IN 24HRS OR LESS

ADDENDUM 7: MULTIPLE ENTITIES (IP)

This Addendum is entered on 03/05/2021, by and between 24 Capital LLC and PARADIGM CONVERGENCE TECHNOLOGIES CORPORATION (the "Merchant"), and all the entities listed on this Addendum (understood as additional sellers/guarantors to the contract), and Funders App, LLC.

Business Legal Name: MARKET STREET SPINE & REHAB LLC **EIN:** n/a

D/B/A: MARKET STREET SPINE & REHAB

Address: 2724 OTTER CREEK CT 101 LAS VEGAS, NV 89117-1732

Form of Business Entity: LIMITED LIABILITY COMPANY

("Seller #2"); and

Business Legal Name: SERIOUSLY CLEAN LTD **EIN:** n/a

D/B/A: SERIOUSLY CLEAN

Address: 8746 LAKE FOREST TRL, CHAGRIN FALLS, OH 44023-5644

Form of Business Entity: OTHER

("Seller #3"); and

Business Legal Name: ________ **EIN:** ________

D/B/A: ________

Address: ________

Form of Business Entity: ________

("Seller #4").

SELLER # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO

Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367

(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

SELLER # 2 (Print)
By (First Name) : ________ **(Last Name) :** ________

Email : ________ **Business Phone :** ________

(Title) : ________ Signature ________

OWNER/GUARANTOR # 1 (Print)
By (First Name) : GARY J **(Last Name) :** GRIECO

Email : ggrieco1@aol.com **Business Phone :** (205) 235-9367

(Title) : OWNER Signature DocuSigned by: Gary Grieco F75524B7A032478...

OWNER/GUARANTOR # 2 (Print)
By (First Name) : ________ **(Last Name) :** ________

Email : ________ **Business Phone :** ________

(Title) : ________ Signature ________

Owner(s)/Guarantor(s) Initials [DS GG ______]